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                               SECURITY AGREEMENT

                                   (EQUIPMENT)

     This SECURITY AGREEMENT ("Agreement", dated August 29, 1997, is made between ZAPATA PROTEIN (USA), INC. ("Borrower") and HIBERNIA NATIONAL BANK ("Lender"), who agree as follows:

                                    RECITALS

     A. The Borrower is or will be indebted unto the Lender for loans made or to be from time to time.

     B. In order to secure the full and punctual payment and performance of the Indebtedness (as hereafter defined), the Borrower has agreed to execute and deliver this Agreement and to grant a continuing security interest in and to the Collateral (as hereafter defined).

                                    AGREEMENT
                                    ARTICLE 1

                                  GENERAL TERMS

     SECTION 1.1 TERMS DEFINED ABOVE OR ELSEWHERE. As used in this Agreement, the terms "Agreement," Borrower" and "Lender" shall have the meanings indicated above.

     SECTION 1.2 CERTAIN DEFINITIONS. As used in this Agreement, the following additional terms shall have the meanings indicated:

          "Collateral" has the meaning set forth in Section 2 of this Agreement.

          "Collateral Documents" means collectively all mortgages, pledges, security agreements and other documents by which the Borrower grants liens and security interests in immovable or movable property to the Lender.

          "Equipment" means that equipment more particularly described on Exhibit A attached hereto, together with all additions, accessories, parts, attachments, special tools and accessions now and hereafter affixed thereto or used in connection therewith, and all replacements thereof and substitutions therefor.

          "Event of Default" has the meaning set forth in any Note, loan agreement or instrument relating to the Indebtedness.





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          "Indebtedness" means all present and future amounts, liabilities and obligations of the Borrower to the Lender or any successor or transferee thereof under or pursuant to any Note, loan agreement, this Agreement or the other Collateral Documents, whether said amounts, liabilities or obligations are liquidated or unliquidated, now existing or hereafter arising, including, without limitation, all promissory notes heretofore or hereafter executed by the Borrower pursuant to the Loan Agreement, in principal, interest, deferral and delinquency charges, prepayment premiums, costs and attorneys' fees, as therein stipulated, and under and pursuant to all amendments, supplements and restatements to any of said documents.

          "Lien" means any interest in property security an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including, but not limited to, the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, servitudes, unsufructs, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, the Borrower shall be deemed to be the owner of any property which it has accrued or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

          "Note" means any promissory note or notes executed by the Borrower from time to time and payable to the Lender evidencing all or a portion of the Indebtedness.

          "Permitted Liens" means the Security Interests, and any other Liens in favor of the Lender or permitted by the Lender in writing to be created or assumed or to otherwise exist on the Collateral.

          "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

          "Proceeds" means all cash and non-cash proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, and including proceeds of all such proceeds, in each case whether now existing or hereafter arising.

          "Security Interests" means the security interests in the Collateral and Proceeds granted hereunder securing the Indebtedness.





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          "UCC" means the Uniform Commercial Code, Commercial Laws - Security
Transactions (Louisiana Revised Statutes 10:9-101 through 9-605) in the State of Louisiana, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Louisiana. "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

                                    ARTICLE 2
                                SECURITY INTEREST

     SECTION 2.1 THE SECURITY INTERESTS. In order to secure the full and punctual payment and performance of all present and future Indebtedness, the Borrower hereby grants to the Lender a continuing security interest in and to all right, title and interest of the Borrower in, to or under the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located;

          (i) the Equipment;

          (ii) all Proceeds of all or any of the Collateral described in clause
               (i) hereof.

The term "Collateral" means each and all items and property rights described in clauses (i) through (ii) above.

          SECTION 2.2 NO LIABILITY. The Security Interests are granted as security only and shall not subject the Lender to, or transfer or in any way affect or modify, any obligation or liability of the Borrower with respect to any of the Collateral or any transaction in connection therewith.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to the Lender that:

     SECTION 3.1 NO LIENS. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Borrower) asserting any claim thereto or security interest therein, except that the Lender or its designee may have possession of Collateral as contemplated hereby.





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     SECTION 3.2 TITLE. The Borrower has good and merchantable title to the
Collateral, free of Liens except Permitted Liens and Liens being released contemporaneously with the advance of funds to the Borrower under the Note, and the Borrower will have good and merchantable title to such after-acquired Collateral, free of Liens except Permitted Liens. Furthermore, the Borrower has not heretofore conveyed or agreed to convey or encumber any Collateral in any way, except in favor of the Lender.

                                    ARTICLE 4
                                    COVENANTS

     SECTION 4.1 NOTICE OF CHANGES. The Borrower will not change its name, identity, federal tax identification number or corporate structure in any manner unless it shall have given the Lender at least 30 days' prior written notice thereof. The Borrower will not change the location of (i) its chief executive office or chief place of business or (ii) the locations where it keeps or holds any Collateral or any records relating thereto, from the applicable location described in Article 3 unless it shall have given the Lender at least 30 days' prior written notice thereof.

     SECTION 4.2 FILING. The Borrower agrees that a carbon, photographic, facsimile, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Borrower shall pay all costs of or incidental to the recording or filing of any financing, amendment, continuation, termination or other statements concerning the Collateral.

     SECTION 4.3 CONDITION OF EQUIPMENT. The Borrower will maintain, preserve and keep the Equipment at all times in thorough repair and good working order and condition, and from time to time make all needful repairs, renewals and additions so that its value and the Security Interests shall at no time become impaired. The Borrower will not do or permit anything to be done to the Collateral that may violate the terms of any insurance covering the Collateral or any part thereof.

     SECTION 4.4 INSURANCE. The Borrower will maintain with financially sound and reputable insurers, insurance with respect to the Equipment against such liabilities, casualties, risks and contingencies and in such types and amounts as are satisfactory to the Lender from time to time. The Borrower will keep all such policies constantly assigned or payable to the Lender and to have attached to each of such policies a non-contributory loss payable clause in favor of and in form acceptable to the Lender. Upon request of the Lender, the Borrower will furnish or cause to be furnished to the Lender from time to time a summary of the insurance coverage of the Borrower in form and substance satisfactory to the Lender and if requested will furnish the Lender original certificates of insurance and/or copies of the applicable policies and all renewals thereof. In the event the Borrower should, for any reason whatsoever, fail to keep the Equipment or any part thereof so insured, or to keep said policies so assigned or payable, or fail to deliver to the Lender satisfactory evidence thereof, then the Lender, if it so elects, may itself have such insurance effected in





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such amounts and in such companies as it may deem proper and may pay the premiums therefor and the Borrower shall reimburse the Lender upon demand for the amount of the premiums paid, together with interest thereon at 12% per annum from date until paid. The Lender shall not be responsible for the solvency of any company issuing any insurance policy, whether or not selected or approved by it, or for the collection of any amounts due under any such policy, and shall be responsible and accountable only for such money as may be actually received by the Lender. The policy shall contain an agreement by the insurer not to cancel or amend the policy without giving the Lender at least 30 days prior written notice of its intention to do so. The Borrower will notify the Lender immediately in writing of any material fire or other casualty to or accident involving the Equipment, whether or not such fire, casualty or accident is covered by insurance. The Borrower will promptly further notify the Borrower's insurance company and submit an appropriate claim and proof of claim to the insurance company as to any of the Collateral that is damaged or destroyed by fire or other casualty.

     SECTION 4.5 TRANSFER AND OTHER LIENS. The Borrower will not sell, lease, transfer, exchange or otherwise dispose of the Collateral or the Proceeds, or any part thereof, without the prior written consent of the Lender and will not permit any Lien to attach to the Collateral or the Proceeds, or any part thereof, other than Permitted Liens.

     SECTION 4.6 RIGHT OF INSPECTION AND INFORMATION. The Borrower will permit any officer, employee or agent of the Lender to visit and inspect any of the Collateral and the Proceeds, examine the books of record and accounts of the Borrower, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Borrower with the Borrower's officers, accountants and auditors, all at such reasonable times and on reasonable notice and without hindrance and delay and as often as the Lender may reasonably desire. The Borrower will furnish to the Lender promptly upon request and in the form and content specified by the Lender, schedules of Equipment and other data concerning the Collateral and the Proceeds as the Lender may from time to time specify.

     SECTION 4.7 TAXES. The Borrower will pay as and when due and payable all taxes, levies, license fees, assessments, and other impositions levied on the Collateral or any part thereof before its use and operation.

     SECTION 4.8 FURTHER ASSURANCES. On request of the Lender, the Borrower will promptly (i) correct any defect, error or omission which may be discovered in the contents of this Agreement or any financing statement relating thereto or in the execution or acknowledgement of this Agreement or any financing statement;
(ii) execute, acknowledge, deliver and record such further instruments (including, without limitation, further security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and to more fully identify and subject to the Security Interest hereof any property intended to be covered hereby, including, without limitation, any renewals, additions, substitutions, replacements or accessions to the Collateral; and (iii) execute, acknowledge,





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deliver and record any document or instrument (including specifically any financing statement) necessary, desirable or proper to protect the Lien and Security Interest hereunder against the rights or interests of third persons. The Borrower shall pay all costs connected with any of the foregoing.

     SECTION 4.9 COLLATERAL INDEMNITY. If the validity or priority of this Agreement or any rights, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, the Borrower will give prompt written notice thereof to the Lender and at the Borrower's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Lender (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgement and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the rights, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by the Borrower to the Lender and shall be a part of the Indebtedness.

     SECTION 4.10 COMPLIANCE WITH LAWS. The Borrower will observe and comply with all laws, statutes, ordinances, rules, regulations, judgements, decrees, franchises, permits, licenses, certificates and requirements of all federal, state, parish, county, municipal and other governmental agencies, departments, commissions, boards, courts and authorities applicable to the Borrower or to the Collateral.

                                    ARTICLE 5
                                     DEFAULT

     SECTION 5.1 SALE. Upon the occurrence of an Event of Default, the Lender may exercise all rights of a secured party under the UCC and other applicable law (including the Uniform Commercial Code as in effect in another applicable jurisdiction) and, in addition, the Lender may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law, sell the Collateral and the Proceeds or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Lender may deem satisfactory. The Lender may be the purchaser of any or all of the Collateral and Proceeds so sold at any public sale (or, if the Collateral and Proceeds is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Borrower will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral and Proceeds so sold. Each purchaser at any such sale shall hold the Collateral and Proceeds so sold to it absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower. The





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Borrower, to the extent permitted by law, hereby specifically waives all rights of appraisal which it has or may have under any law now existing or hereafter adopted. The Borrower agrees that 10 days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral and Proceeds constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC, except that shorter or no notice shall be reasonable as to any Collateral and Proceeds which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The notice (if any) of such sale shall (1) in case of a public sale, state the time and place fixed for such sale and (2) in the case of a private sale, state the date after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Collateral and Proceeds may be sold in one lot as an entirety or in separate parcels or portions, as the Lender may determine. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

     SECTION 5.2 FORECLOSURE. The Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral and Proceeds, or any portion thereof, under a judgement or decree of a court or courts of competent jurisdiction. For the purposes of Louisiana executory process procedures, the Borrower does hereby acknowledge the Indebtedness and confess judgement in favor of the Lender for the full amount of the Indebtedness. The Borrower does by these presents consent and agree that upon the occurrence of an Event of Default it shall be lawful for the Lender to cause all and singular the Collateral and Proceeds to be seized and sold under executory or ordinary process, at the Lender's sole option, without appraisement, appraisement being hereby expressly waived, in one lot as an entirety or in separate parcels or portions as the Lender may determine to the highest bidder, and otherwise exercise the rights, powers and remedies afforded herein and under applicable Louisiana law. Any and all declarations of fact made by authentic act before a Notary Public in the presence of two witnesses by a person declaring that such facts lie within his knowledge shall constitute authentic evidence of such facts for the purpose of executory process. The Borrower, to the extent permitted by law, hereby specifically waives all rights of appraisal which it has or may have under any law now existing or hereafter arising. In the event the Collateral (or Proceeds) or any part thereof is seized as an incident to an action for the recognition or enforcement of this Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, the Borrower and the Lender agree that the court issuing any such order shall, if petitioned for by the Lender, direct the applicable sheriff to appoint as a keeper of the Collateral and Proceeds, the Lender or any agent designed by the Lender or any person named by the Lender at any time such seizure is effected. This designation is pursuant to Louisiana Revised Statutes 9:5136-9:5140.2 and the Lender shall be entitled to all the rights and benefits afforded thereunder as the same may be amended. It is hereby agreed that the keeper shall be entitled to





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receive as compensation, in excess of its reasonable costs and expenses incurred in the administration or preservation of the Collateral and Proceeds, an amount equal to five percent of the gross revenues and other amounts received by the keeper, payable on a monthly basis. The designation of keeper made herein shall not be deemed to require the Lender to provoke the appointment of such a keeper.

     SECTION 5.3 ASSEMBLE COLLATERAL. For the purpose of enforcing any and all rights and remedies under this Agreement the Lender may (i) require the Borrower to, and the Borrower agrees that it will, at its expense and upon the request of the Lender, forthwith assemble all or any part of the Collateral and Proceeds as directed by the Lender and make it available at a place designated by the Lender which is, in its opinion, reasonably convenient to the Lender and the Borrower, whether at the premises of the Borrower or otherwise, and Lender shall be entitled to specific performance of this obligation, (ii) to the extent permitted by applicable law of this or any other state, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral or Proceeds is or may be located, and without charge or liability to it seize and remove such Collateral or Proceeds from such premises, (iii) have access to and use the Borrower's books and records relating to the Collateral and Proceeds and (iv) prior to the disposition of the Collateral and Proceeds, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Borrower, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Lender deems appropriate and, in connection with such preparation and disposition, use without charge any trademark, trade name, copyright, patent or technical process used by the Borrower.

     SECTION 5.4 LIMITATION ON DUTY OF LENDER. Beyond the exercise of reasonable care in the custody thereof, the Lender shall have no duty as to any Collateral or Proceeds in its possession or control or in the possession or control of any agent or bailee or any income thereon. The Lender shall be deemed to have exercised reasonable care in the custody of the Collateral and Proceeds in its possession if the Collateral and Proceeds is accorded treatment substantially equal to that which it accords it owns property, and shall not be liable or responsible for any loss or damage to any of the Collateral or Proceeds, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Lender in good faith. The Borrower agrees that the Lender shall not be obligated to preserve rights against prior parties obligated on any instruments.

     SECTION 5.5 APPOINTMENT OF AGENT. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Lender may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.





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     SECTION 5.6 EXPENSES. In the event that the Borrower fails to comply with any provisions of this Agreement or the Collateral Documents, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest hereunder is thereby diminished or potentially diminished or put at risk, the Lender may, but shall not be required to, effect such compliance on behalf of the Borrower, and the Borrower shall reimburse the Lender for the costs thereof on demand. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, preparing for sale, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any federal, state or local authority on any of the Collateral, all expenses in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested from time to time, and all expenses in respect of the sale or other disposition thereof shall be borne and paid by the Borrower, and if the Borrower fails to promptly pay any portion thereof when due, the Lender may, at its option, but shall not be required to, pay the same and charge the Borrower's account therefor, and the Borrower agrees to reimburse the Lender therefor on demand. All sums so paid or incurred by the Lender for any of the foregoing and any and all other sums for which the Borrower may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Lender in enforcing or protecting the Security Interests or any of its rights or remedies under this Agreement or the Collateral Documents, shall, together with interest thereon until paid at the rate equal the then highest rate of interest charged on the principal of any of the Indebtedness plus one percent (1%), be additional Indebtedness hereunder and Borrower agrees to pay all of the foregoing sums promptly on demand.

                                    ARTICLE 6
                                  MISCELLANEOUS

     SECTION 6.1 NOTICES. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served to the Borrower and the Lender shall be deemed to have been sufficiently given and served for all purposes if make [in accordance with the Loan Agreement] to the following addresses:

          If to Borrower:        Zapata Protein (USA), Inc.
                                 P.O. Box 1670
                                 Mandeville, LA 70470-1670
                                        or
                                 3840 Highway 22
                                 Mandeville, LA 70471
                                 Attention:   Clyde R. Gilbert
                                              Vice President and Controller

          If to Lender:          P.O. Box 61540
                                 New Orleans, LA 70161
                                        or




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                                 313 Carondelet Street
                                 New Orleans, LA 70130
                                 Attention:  Manager, Commercial Banking


     SECTION 6.2 AMENDMENT. Neither this Agreement nor any provisions thereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     SECTION 6.3 WAIVERS. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any of its rights, powers or privileges under this Agreement shall operate as a waiver thereof.

     SECTION 6.4 CUMULATIVE RIGHTS. The rights and remedies of the Lender under this Agreement and the other Collateral Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     SECTION 6.5 TITLES OF ARTICLES, SECTIONS AND SUBSECTIONS. All titles or headings to articles, sections, subsections or other divisions of this Agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     SECTION 6.6 SINGULAR AND PLURAL. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

     SECTION 6.7 GOVERNING LAW. This Agreement is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

     SECTION 6.8 TERMINATION. Upon full and final payment and performance of the Indebtedness and the termination of the Loan Agreement, this Agreement shall terminate, and the Lender shall pay to the Borrower all amounts then remaining in the possession of the Lender from collections on or proceeds of the Collateral. Upon request of the Borrower, the Lender shall execute and deliver to the Borrower at the Borrower's expense such termination statements as the Borrower may reasonably request to evidence such termination.





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     SECTION 6.9 SUCCESSORS AND ASSIGNS. (a) All covenants and agreements contained by or on behalf of the Borrower in this Agreement shall bind its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

          (b) This Agreement is for the benefit of the Lender and for such other Person or Persons as may from time to time become or be the holders of any of the Indebtedness, and this Agreement shall be transferable and negotiable, with the same force and effect and to the same extent as the Indebtedness may be transferrable, it being understood that, upon the transfer or assignment by the Lender of any of the Indebtedness, the legal holder of such Indebtedness shall have all of the rights granted to the Lender under this Agreement.

          (c) The Borrower hereby recognizes and agrees that the Lender may, from time to time, one or more times, transfer all or any portion of the Indebtedness to one or more third parties. Such transfers may include, but are not limited to, sales of participation interests in such Indebtedness in favor of one or more third party lenders. Upon any transfer of all or any portion of the Indebtedness, the Lender may transfer and deliver any or all of the Collateral to the transferee of such Indebtedness and such Collateral shall secure any and all of the Indebtedness in favor of such a transferee then existing and thereafter arising, and after any such transfer has taken place, the Lender shall be fully discharged from any and all future liability and responsibility to Borrower with respect to such Collateral, and the transferee thereafter shall be vested with all powers, rights and duties with respect to such Collateral.

     SECTION 6.10 COUNTERPARTS. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


BORROWER:                            ZAPATA PROTEIN (USA), INC.

                                     By:
                                        -------------------------------------
                                        Name: Clyde R. Gilbert
                                        Title:  Vice President and Controller


LENDER:                              HIBERNIA NATIONAL BANK

                                     By:
                                        -------------------------------------
                                        Name: Steve Hemperley
                                        Title:  Vice President






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